Income per share (Unaudited) (Tables)	3 Months Ended
Mar. 31, 2018
Income per share (Unaudited)
Schedule of income or loss per common and preferred share

	For the three months ended March 31,
	2018	2017
Numerator
Net income	210.6	55.4

Denominator
Weighted average number of common shares	928,965,058	928,965,058
Weighted average number of preferred shares	323,453,830	254,571,266
75 preferred shares (*)	75.0	75.0
Weighted average number of preferred equivalent shares (*)	335,840,031	266,957,467
Weighted average number of common equivalent shares (**)	25,188,002,333	20,021,810,008
Weighted average number of shares under option and RSU	15,360,523	20,154,614
Weighted average number of shares that would have been issued at average market price	10,335,905	19,135,962

Basic net income per common share	0.01	0.00
Diluted net income per common share	0.01	0.00
Basic net income per preferred share	0.63	0.21
Diluted net income per preferred share	0.62	0.21

(*) Refers to a participation in the total equity value of the Company, calculated as if all 928,965,058 common shares outstanding had been converted into 12,386,200 preferred shares at the conversion ratio of 75 common shares to 1.0 preferred share.

(**)Refers to a participation in the total equity value of the Company, calculated as if the weighted average preferred shares outstanding had been converted into common shares at the conversion ratio of 75 common shares to 1.0 preferred share